UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 10, 2013

REAL DATA, INC.
(Exact name of registrant as specified in its charter)

Utah	0-27177	87-0427597
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

2984-G Austin Springs Blvd.
Miamisburg, OH		45342
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		(425) 391-3019

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.

Real Data, Inc. has appointed Dr. Frederick Meyer, DDS as a Board member of the Technical Advisory Board of Real Data, Inc. effective February 10, 2013.

Dr. Frederick C. Meyer, DDS graduated with a B.S. from UCLA and received the DDS degree from the University of Pacific Dental School.  He is certified in IV conscious sedation, full mouth reconstruction and cosmetic dentistry.  Dr. Meyer was also a highly desired practice management consultant to Dentists in California, Oregon, Arizona and Hawaii. Dr. Meyer's entrepreneurial acumen as a successful stock trader and owner of numerous companies brings this highly regarded expertise and background to Real Data, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL DATA, INC.
Registrant

Dated: February 13, 2013	By:	/s/ Dr. Frank N. Kautzmann, III
Dr. Frank N. Kautzmann, III, Chairman, CEO and President

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